UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):March 2, 2009

Leucadia National Corporation

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation or organization)

1-5721 (Commission File Number)	13-2615557 (I.R.S. Employer Identification No.)

315 Park Avenue South New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain                                  Officers; Compensatory Arrangements of Certain Officers.

(b) Leucadia National Corporation (“Leucadia” or the “Company”) announced today that Lawrence D. Glaubinger, who has served as a director of Leucadia since May 1979, is retiring from the Board of Directors effective with the 2009 Annual Meeting of Shareholders to be held on May 11, 2009. The Company's Board of Directors intends to grant Mr. Glaubinger the status of Director Emeritus following the Annual Shareholders Meeting.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

(a) On March 2, 2009, the Company’s Board of Directors amended Article IX of the Company’s Amended and Restated By-Laws (the “By-Laws”) concerning the position of Director Emeritus. The full text of the By-Laws, as amended and restated, is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Leucadia National Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leucadia National Corporation

Dated: March 3, 2009	By	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Leucadia National Corporation.

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